NEUBERGER BERMAN EQUITY FUNDS
                                   TRUST CLASS

                           PLAN PURSUANT TO RULE 12b-1

                                   SCHEDULE A

     The Trust Class of the following series of Neuberger Berman Equity Funds are subject to this Plan Pursuant to 12b-1, at the fee rates specified:



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Series                                                Fee (as a Percentage of
                                                      Average Daily Net Assets
                                                      of Trust Class)
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Neuberger Berman All Cap Growth Fund                  0.10%
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Neuberger Berman Equity Income Fund                   0.10%
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Neuberger Berman Focus Fund                           0.10%
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Neuberger Berman Global Real Estate Fund              0.10%
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Neuberger Berman Guardian Fund                        0.10%
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Neuberger Berman International Large Cap Fund         0.10%
--------------------------------------------------------------------------------
Neuberger Berman Millennium Fund                      0.10%
--------------------------------------------------------------------------------
Neuberger Berman Partners Fund                        0.10%
--------------------------------------------------------------------------------
Neuberger Berman Premier Analysts Fund                0.10%
--------------------------------------------------------------------------------
Neuberger Berman Premier Convergence Fund             0.10%
--------------------------------------------------------------------------------
Neuberger Berman Premier Dividend Fund                0.10%
--------------------------------------------------------------------------------
Neuberger Berman Premier Energy Fund                  0.10%
--------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund                     0.10%
--------------------------------------------------------------------------------
Neuberger Berman Regency Fund                         0.10%
--------------------------------------------------------------------------------
Neuberger Berman Socially Responsive Fund             0.10%
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Dated: September 1, 2007